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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2000

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                                 ONDISPLAY INC.
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               (Exact name of registrant as specified in charter)

          Delaware                   333-86889                   680391052
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 (State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

12667 Alcosta Blvd., Suite 300, San Ramon, CA             94583
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     925-355-3200
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                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)


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        1.      ITEM 5. OTHER EVENTS

        On January 18, 2000, OnDisplay, Inc. ("OnDisplay") and Oberon, Inc. ("Oberon") announced that they had entered into an Agreement and Plan of Merger and Reorganization, dated as of January 17, 2000 (the "Agreement") which sets forth the terms and conditions of the proposed merger of a subsidiary of OnDisplay with and into Oberon (the "Merger") pursuant to which Oberon will become a wholly owned subsidiary of OnDisplay, Inc. A copy of the joint press release of OnDisplay and Oberon with respect to the Merger is included herein as
Exhibit 99.1. Such press release is incorporated by reference in to this item 5.

        2.      ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) EXHIBITS

        2. Agreement and Plan of Merger and Reorganization dated as of January 17, 2000 by and among OnDisplay, Inc. and Oberon, Inc. and ObiOne Acquisition Corporation.

        99.1   Press Release dated January 18, 2000



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   ONDISPLAY,  INC.

Date:  January 31, 2000
                                          /s/ David F. Larson
                                       -----------------------------------------
                                       Name:  David F. Larson
                                       Title: Chief Financial Officer



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                                 EXHIBIT INDEX

2.1     Agreement and Plan of Reorganization dated as of January 17, 2000.

99.1    Press release dated January 18, 2000.



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